SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-22056                                           86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On January 2, 2002, Rural/Metro Corporation (the "Company") dismissed Arthur Andersen LLP as its independent public accountants as reported on the Form 8-K filed with the Securities and Exchange Commission on January 2, 2002.

     On February 4, 2002, the Company formally engaged PricewaterhouseCoopers LLP ("PwC") as its independent public accountants. The decision to change accounting firms was approved by the Company's Audit Committee of the Board of Directors and approved by the Company's Board of Directors.

     The Company has not consulted with PwC during the last two fiscal years ended June 30, 2002 and 2001 or during the subsequent interim reporting period from the last audit date of June 30, 2001, through and including the engagement date of February 4, 2002, on either the application of accounting principles or the type of opinion PwC might issue on the Company's financial statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RURAL/METRO CORPORATION


Date: February 5, 2002                By: /s/ John S. Banas III
                                          --------------------------------------
                                          John S. Banas III
                                          Senior Vice President